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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 17, 2005

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   000-31635               95-4333817
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)         Identification No.)

                               776 Palomar Avenue
                           Sunnyvale, California 94085
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     As has been previously announced, Endwave Corporation (the "Company") and Northrop Grumman Space & Mission Systems Corp. ("NGS&MS") are parties to an Amended and Restated Registration Rights Agreement, dated as of March 31, 2000, as amended, and an Amended and Restated Registration Rights Agreement, dated as of September 14, 2005 (such agreements are referred to together as the "Registration Rights Agreements"). In accordance with the Registration Rights Agreements, in September 2005, (a) the Company filed a registration statement on Form S-3 for the purpose of a proposed public offering of shares of the Company's common stock, including shares held by NGS&MS (File No. 333-128331, the "Registration Statement"), and (b) NGS&MS entered into a lockup agreement with Needham & Company, LLC, generally providing that it would not sell its shares of Company common stock until 90 days after the proposed public offering of Company common stock was completed, subject to certain conditions upon which such agreement would terminate (the "Lockup Agreement").

     On November 16, 2005, Needham & Company, LLC and NGS&MS agreed to terminate the Lockup Agreement. In connection with NGS&MS' release from the Lockup Agreement, (a) the Company agreed to remove NGS&MS as a selling stockholder under the Registration Statement the next time the Company files an amendment to the Registration Statement on Form S-3/A, and (b) NGS&MS agreed that, notwithstanding the provisions of the Registration Rights Agreement, it would not at any time in the future exercise any rights it may have to have its shares of Company common stock registered for resale pursuant to the Registration Statement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ENDWAVE CORPORATION


     Dated: November 17, 2005               By:     /s/ JULIANNE M. BIAGINI
                                                    ----------------------------
                                                    Julianne M. Biagini
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer